Janus Investment Fund
Janus Henderson Contrarian Fund
IMPORTANT NOTICE REGARDING INVESTMENT POLICY CHANGES
Supplement dated November 14, 2025
to Currently Effective Prospectuses
Janus Henderson Investors US LLC has recommended, and the Board of Trustees of Janus Investment Fund, on behalf of Janus Henderson Contrarian Fund (the “Fund”), has approved, changes to the Fund’s principal investment strategies to remove the Fund’s non‑fundamental policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. Please note this will not change the way the Fund is currently managed.
Accordingly, effective January 28, 2026, the prospectuses for the Fund will be amended as follows:

1.	Under “Principal Investment Strategies” in the Fund Summary section of the Fund’s prospectuses, the following sentence replaces the first sentence in its entirety:
The Fund pursues its investment objective by primarily investing in equity securities.

2.
Under “Additional Investment Strategies and General Portfolio Policies – Security Selection” in the Additional Information about the Funds section of the Fund’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Janus Henderson Contrarian Fund pursues its investment objective by primarily investing in equity securities. Portfolio management seeks to invest in companies where the stock price trades at a significant discount to portfolio management’s estimate of fair value and whose intrinsic value portfolio management believes will grow over time. Portfolio management applies a “bottom‑up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In conducting the “bottom‑up” analysis, portfolio management seeks to identify durable businesses whose stocks are available at market prices below portfolio management’s estimate of their intrinsic value, whose intrinsic value is expected to grow over time, and whose management teams are aligned with shareholders. Portfolio management will generally consider selling a stock when, in portfolio management’s opinion, the business shows declining fundamentals, the stock is overvalued, or if the investing thesis for owning the stock has changed.
Please retain this Supplement with your records.